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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


                               September 14, 2004
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


            MICHIGAN                      0-16640              38-2606280
            --------                      -------              ----------
  (State or other jurisdiction          Commission          (I.R.S. Employer
of incorporation or organization)       File Number        Identification No.)


                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS

           On September 7, 2004, registrant declared a third-quarter cash dividend of $0.35 per share as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS
           99.1   Press Release dated September 14, 2004




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           United Bancorp, Inc.
                                           (Registrant)
                                           By:


Date:  September 14, 2004                  /S/ Dale L. Chadderdon
                                           -------------------------------------
                                           Dale L. Chadderdon
                                           Senior Vice President, Secretary and
                                           Treasurer




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                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

EX- 99.1           Press Release dated September 14, 2004

















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